UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 W. 57th St., 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt
The Tocqueville Trust
40 W. 57th St., 19th Floor
New York, NY 10019
(Name and address of agent for service)

(212) 698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period:  April 30, 2023

Item 1. Reports to Stockholders.

(a)	Tocqueville Trust 2023 Semi-Annual

The Tocqueville Trust
Mutual Fund
Semi-Annual Report

April 30, 2023

The Tocqueville Fund

TOCQUEVILLE

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Letter

Dear Fellow Shareholder,

The first six months of our fiscal year witnessed the end of a brutal bear market, especially in technology stocks, followed by an historic rally in tech stocks, followed by a panic in bank stocks, even as gold was trading to new highs and crude oil was testing recent lows. Meanwhile, the balance of power shifted in Washington D.C., a former President was indicted and a sitting President seems in danger of the same. As I write this letter, the debt ceiling is perilously close to being breached. May you live in interesting times.

All this Sturm und Drang reminds us that short term fluctuations, especially these dramatic ones, represent the noise in our very noisy markets, but they do not necessarily reflect the signal, the long-term fundamentals of the U.S. economy, nearly as much as we may think at the time. For example, your fund commenced operations in 1987 and became fully invested just before the October crash. A highly inauspicious start! Still, consider the graph below which shows the cumulative returns on the fund since inception. The 1987 crash is barely discernible and largely irrelevant to long term returns. The blips on this long-term trend line are yesterday’s noise. So it will be with today’s noise in our view.

Time now to change metaphors. Far from being cooked, the American free market capitalism that has propelled this long-term growth story is the goose that keeps laying the golden eggs. Politicians of all stripes have tried to kill it with their strangling regulations and misguided improvements, with their subsidized behavior modifications and their tax disincentives. With their intrusive worker and consumer protections; their environmental hubris, their social engineering, their equity fixation and their gender ideations, but the old bird outlasts them all, and continues to lay her eggs. Perhaps, someday, these ubiquitous government functionaries will be successful in bringing about the stagnant, bureaucratic, authoritarian socialism that they seem to crave, leaving them totally in charge, as they are in so many unexceptional countries around the world. Maybe so, but our bet is on the goose.

Semi-Annual Report	1

Sincerely,

Robert W. Kleinschmidt

Chairman

2	April 30, 2023

The Tocqueville Fund

Dear Fellow Shareholder,

Markets rallied over the six months ended April 30, 2023, as interest rates moderated, inflation cooled somewhat, and energy prices reversed course. Yield curve inversion has reflected widespread recessionary fears, but those same fears also set lower earnings expectations that companies were able to exceed. This is in spite of tough rhetoric from the Fed throughout the period as it battled inflation, often with policy decisions based on lagging indicators.

The banking crisis that began in early March brought on, in our view, by a combination of not so benign regulatory neglect and hubris on the part of bankers who could not foresee the inevitable end of the extremely low interest rate policy of the past many years, marked the probable end of central bankers’ restrictive ambitions. This perception helped fuel a powerful rally in technology stocks in the first calendar quarter, but more recently recession and banking concerns—along with a plethora of new regulations and an aggressive application of anti trust ideology on the part of the Federal Bureaucracy—led to weakness as our fiscal first half came to a close on April 30th.

During the last six months, the S&P 500 (propelled by the large capitalization technology stocks) gained 8.63% compared to the Russell 1000 Value and Russell 3000 Value which gained 3.32% and 2.64%, respectively. The Fund gained 4.33% on a net basis. The sectors with the greatest contributions to returns were Information Technology, Materials and Communications Services. The leading detractors were Financials, Energy and Health Care. The top individual names were NVIDIA, Orion Engineered Carbons, Cars.com, Apple and Microsoft. The laggards were Charles Schwab, Pfizer, Inogen, BGSF and SVB Financial.

One new position during the period is Range Resources, a gas and NGL (natural gas liquids) producer with assets in the Appalachian and Mid-Continent regions. Range Resources shares have been pressured recently by weak gas prices, but the position is consistent with our contrarian view that this weakness is temporary and driven by a combination of warmer winter weather, storage issues and yet to be expanded LNG (liquefied natural gas) exports to Europe. The company has a low-cost production profile and extensive leasehold inventory. Recent insider purchases and a management transition make it a possible takeover target, although that is not factored into our valuation analysis.

Another recent purchase is Baxter International, which is a hospital supply business whose shares have been under pressure after a series of management missteps including poorly managed earnings expectations, supply chain problems and ill-fated acquisitions. Our view is that recent corporate actions, including the spin-off of its renal care business and a focus on penetrating the out-patient surgical market, will reorient the business for growth and improved margin profile. Other purchases in the quarter include Apollo, Lumentum, Sony, Toyota, and Vivendi. A small position was initially taken in SVB Financial but shortly thereafter sold as the banking crises unfolded and its liquidity position became tenuous. Several existing positions were increased opportunistically such as ABM Industries, Crane, Inogen, Orion Engineered Carbon, Paycom Software, Paylocity, Servicenow, and Shopify.

Semi-Annual Report	3

A variety of positions were sold outright or trimmed in the period to concentrate our positions in the best ideas among the newly integrated portfolio, and SM Energy was replaced by Range Resources as the risk reward seemed more favorable.

Looking ahead, the main question remains whether investors should consider this a new accumulation phase on a long-tailed bull market or a head fake and affirmation of the adage about selling in May. The answer lies in evaluating the two main variables that are likely to affect the market for the rest of the year: inflation dynamics and their implication for Fed policy, and the stability of the broader economy. Considering the continuing labor market strength, as exhibited in the April numbers, the prospect for anything more than a modest recession in the U.S. seems somewhat remote in our estimation. The market can handle a moderate and short-lived recession. Resurging inflation and higher market interest rates, particularly on the long end, is a more serious challenge.

As always, we continue to employ our contrarian approach to seeking out new opportunities while keeping an eye out for emerging risks.

Sincerely,

Robert W. Kleinschmidt	Peter Shawn
Portfolio Manager	Director of Research

4	April 30, 2023

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED APRIL 30, 2023

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	-2.04%	13.44%	9.28%	9.95%
Standard & Poor’s 500 Total Return Stock Index	2.66%	14.52%	11.45%	12.20%

Semi-Annual Report	5

Expense Example—April 30, 2023 (Unaudited)

As a shareholder of The Tocqueville Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2022 - April 30, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	April 30, 2023

Expense Example Tables (Unaudited)

The Tocqueville Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2022 -
	November 1, 2022	April 30, 2023	April 30, 2023
Actual	$1,000.00	$1,043.30	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,018.84	6.01

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.20% for The Tocqueville Fund, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semi-Annual Report	7

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2023
			Years Ended October 31,
			2022	2021	2020	2019		2018
	(Unaudited)
Net asset value, beginning of period	$39.55		$48.39	$37.03	$37.80	$35.84		$38.60
Operations:
Net investment income (1)	(0.08)		0.43	0.25	0.31	0.43		0.35
Net realized and unrealized gain (loss)	1.79		(4.30)	12.49	1.58	4.46		0.45
Total from investment operations	1.71		(3.87)	12.74	1.89	4.89		0.80
Distributions to shareholders:
Dividends from net investment income	(0.24)		(0.20)	(0.25)	(0.37)	(0.34)		(0.33)
Distributions from net realized gains	(1.69)		(4.77)	(1.13)	(2.29)	(2.59)		(3.23)
Total distributions	(1.93)		(4.97)	(1.38)	(2.66)	(2.93)		(3.56)
Change in net asset value for the period	(0.22)		(8.84)	11.36	(0.77)	1.96		(2.76)
Net asset value, end of period	$39.33		$39.55	$48.39	$37.03	$37.80		$35.84
Total Return	4.3	%(2)	-9.3%	35.2%	5.0%	14.9%		2.0%
Ratios/supplemental data
Net assets, end of period (000)	$429,671		$258,843	$313,739	$251,096	$285,070		$272,043
Ratio to average net assets:
Expenses before waiver	1.34	%(3)	1.33%	1.34%	1.38%	1.30%		1.26%
Expenses after waiver	1.20	%(3)	1.25%	1.25%	1.25%	1.25	%(4)	1.25%
Net investment income before waiver	0.55	%(3)	0.91%	0.46%	0.69%	1.11%		0.91%
Net investment income after waiver	0.68	%(3)	0.99%	0.55%	0.82%	1.16%		0.92%
Portfolio turnover rate	14	%(2)	6%	11%	9%	13%		19%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Not Annualized.
(3)	Annualized.
(4)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

8	April 30, 2023

The Tocqueville Fund

Schedule of Investments as of April 30, 2023

(Unaudited)

Common Stocks—93.1%	Shares	Value
Automobiles & Components—0.6%
Toyota Motor Corp.—ADR(a)(b)	20,000	$2,746,600
Banks—0.8%
Bank of America Corp.	120,000	3,513,600
Capital Goods—10.1%
Apogee Enterprises, Inc.	135,000	5,745,600
Caterpillar, Inc.	25,000	5,470,000
Crane Co.(a)	75,000	5,405,250
Crane NXT Co.	75,000	3,552,000
Deere & Co.	20,000	7,560,400
Illinois Tool Works, Inc.	25,000	6,048,500
Mayville Engineering Co, Inc.(a)	400,000	4,840,000
Parker-Hannifin Corp.	15,000	4,873,200
		43,494,950
Commercial & Professional Services—3.5%
ABM Industries, Inc.	125,000	5,322,500
BGSF, Inc.	85,100	819,513
Cintas Corp.	3,500	1,595,195
Republic Services, Inc.	40,000	5,784,800
Steelcase, Inc.—Class A	200,000	1,600,000
		15,122,008
Consumer Durables & Apparel—1.1%
Sony Group Corp.—ADR(b)	50,000	4,483,500
Consumer Services—1.7%
McDonald’s Corp.	25,000	7,393,750
Restaurant Brands International LP	37	2,596
		7,396,346
Diversified Financials—1.3%
Intercontinental Exchange, Inc.	25,000	2,723,250
The Charles Schwab Corp.	50,000	2,612,000
		5,335,250
Energy—6.0%
Black Stone Minerals LP	43,104	712,940
Cameco Corp.(b)	75,000	2,061,750
Chevron Corp.	40,000	6,743,200
Diamondback Energy, Inc.	40,000	5,688,000
Halliburton Co.	100,000	3,275,000
Common Stocks—93.1%	Shares	Value
Occidental Petroleum Corp.	75,000	4,614,750
Range Resource Corp.	100,000	2,645,000
		25,740,640
Food & Staples Retailing—1.6%
Walmart, Inc.	45,000	6,793,650
Food, Beverage & Tobacco—1.9%
Farmer Bros Co.(a)	550,000	1,567,500
The Coca-Cola Co.	100,000	6,415,000
		7,982,500
Health Care Equipment & Services—4.9%
Abbott Laboratories	50,000	5,523,500
Baxter International, Inc.	50,000	2,384,000
Cross Country Healthcare, Inc.(a)	190,000	4,176,200
DexCom, Inc.(a)	28,000	3,397,520
Inogen, Inc.(a)	200,000	2,662,000
Schrodinger Inc.(a)	100,000	2,952,000
		21,095,220
Household & Personal Products—3.7%
Colgate-Palmolive Co.	100,000	7,980,000
The Procter & Gamble Co.	50,000	7,819,000
		15,799,000
Insurance—1.6%
Aflac, Inc.	100,000	6,985,000
Materials—13.2%
Avient Corp.	100,000	3,851,000
BHP Group Ltd.—ADR(b)	50,000	2,952,000
Dow, Inc.	40,000	2,176,000
Freeport-McMoRan, Inc.	100,000	3,791,000
Lifecore Biomedical Inc.(a)	388,700	1,651,975
Newmont Mining Corp.	125,000	5,925,000
Nutrien Ltd.(a)(b)	50,000	3,470,000
Orion Engineered Carbons SA(b)	475,000	11,499,750
Pan American Silver Corp.(b)	100,000	1,781,000
Sibanye Stillwater Ltd.—ADR(b)	200,000	1,790,000
Sonoco Products Co.	75,000	4,546,500
South32 Ltd.—ADR(b)	100,000	1,408,000
Vulcan Materials Co.	40,000	7,004,800
Wheaton Precious Metals Corp.(b)	100,000	4,938,000
		56,785,025

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Semi-Annual Report	9

The Tocqueville Fund

Schedule of Investments as of April 30, 2023

(Unaudited)

Common Stocks—93.1%	Shares	Value
Media—0.8%
Vivendi SE(b)	300,000	$3,290,506
Media & Entertainment—6.1%
Alphabet, Inc.—Class A(a)	125,000	13,417,500
Cars.com, Inc.(a)	400,000	7,828,000
The Walt Disney Co.(a)	50,000	5,125,000
		26,370,500
Pharmaceuticals, Biotechnology & Life Sciences—4.8%
Johnson & Johnson	20,000	3,274,000
Merck & Co., Inc.	100,000	11,547,000
Pfizer, Inc.	150,000	5,833,500
		20,654,500
Retailing—1.2%
Amazon.com, Inc.(a)	50,000	5,272,500
Semiconductors & Semiconductor Equipment—7.1%
Applied Materials, Inc.	70,000	7,912,100
Marvell Technology, Inc.	100,000	3,948,000
NVIDIA Corp.	35,000	9,712,150
QUALCOMM, Inc.	75,000	8,760,000
		30,332,250
Software & Services—10.7%
Adobe, Inc.(a)	10,000	3,775,600
Automatic Data Processing, Inc.	40,000	8,800,000
Microsoft Corp.	40,000	12,290,400
Paycom Software, Inc.(a)	12,500	3,629,625
Paylocity Holding Corp.(a)	25,000	4,832,250
ServiceNow, Inc.(a)	15,000	6,891,300
Shopify, Inc.—
Class A—(a)(b)	115,000	5,571,750
		45,790,925
Technology Hardware & Equipment—6.2%
Apple, Inc.	65,000	11,029,200
Flex Ltd.(a)(b)	415,000	8,536,550
Lumentum Holdings, Inc.(a)	150,000	7,237,500
		26,803,250
Telecommunication Services—0.9%
Verizon Communications, Inc.	100,000	3,883,000
Common Stocks—93.1%	Shares	Value
Utilities—3.3%
Dominion Energy, Inc.	50,000	2,857,000
NextEra Energy, Inc.	150,000	11,494,500
		14,351,500
Total Common Stocks
(Cost $208,931,612)		400,022,220
Real Estate Investment Trust (REIT)—1.2%
Real Estate—1.2%
Weyerhaeuser Co.	175,000	5,234,250
Total Real Estate Investment Trust
(Cost $3,359,578)		5,234,250

Short-Term Investment—4.9%
Money Market Mutual Fund—4.9%
STIT Treasury Portfolio— Institutional Class, 4.771%(c)	21,144,982	21,144,982
Total Short-Term Investments
(Cost $21,144,983)		21,144,982
Total Investments
(Cost $233,436,173)—99.2%		426,401,452
Liabilities in Excess of Other
Assets—0.8%		3,270,027
Total Net Assets—100.0%		$429,671,479

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 1.0%, Canada 4.1%, France 0.8%, Japan 1.7%, Luxembourg 2.7%, Singapore 2.0%, South Africa 0.4%.
(c)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

10	April 30, 2023

Percent of Total Investments (Unaudited)

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2023

Semi-Annual Report	11

The Tocqueville Fund
Statements of Assets and Liabilities
April 30, 2023
(Unaudited)

The
Tocqueville
Fund
Assets:
Investments, at value (1)	$426,401,452
Cash cash equivalents	3,351,652
Receivable for Fund shares sold	24,398
Dividends, interest and other receivables	402,360
Other assets	72,045
Total Assets	430,251,907
Liabilities:
Payable for Fund shares redeemed	119,091
Payable to Adviser	181,655
Payable to Administrator	77,368
Payable to Trustees	37,817
Accrued distribution fee	61,944
Accrued expenses and other liabilities	102,553
Total Liabilities	580,428
Net Assets	$429,671,479
Net assets consist of:
Paid in capital	$211,899,571
Total distributable earnings	217,771,908
Net assets	$429,671,479
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	10,925,827
Net asset value, offering and redemption price per share	$39.33
(1) Cost of investments	$233,436,173

The Accompanying Notes are an Integral Part of these Financial Statements.

12	April 30, 2023

The Tocqueville Fund
Statements of Operations
(Unaudited)

The
Tocqueville
Fund
Investment Income:
Dividends*	$3,499,417
Interest	402,834
Total investment income	3,902,251
Expenses:
Investment Adviser’s fee (See Note 4)	1,552,854
Distribution (12b-1) fees (See Note 4)	517,618
Administration fees (See Note 4)	307,310
Transfer agent and shareholder services fees	100,931
Trustee fees and expenses	69,702
Legal fees	56,998
Other expenses	40,925
Fund accounting fees	37,347
Printing and mailing expense	14,554
Blue sky fees	18,822
Insurance expense	16,661
Custody fees	20,248
Audit fees	8,800
Registration fees	4,057
Total expenses before waiver	2,766,827
Less: Fees waived (See Note 4)	(282,261)
Net expenses	2,484,566
Net Investment Income	1,417,685
Realized and Unrealized Gain
Net realized gain on:
Investments	23,598,439
Foreign currency translation	26,981
23,625,420
Net change in unrealized appreciation on:
Investments	46,592,373
Foreign currency translation	45,614
46,637,987
Net gain on investments and foreign currency	70,263,407
Net Increase in Net Assets Resulting from Operations	$71,681,092
* Net of foreign taxes withheld of:	$40,600

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	13

The Tocqueville Fund

Statements of Changes in Net Assets

(Unaudited)

	The Tocqueville Fund
	For the Six-Months Ended April 30, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income	$1,417,685	$2,832,623
Net realized gain on sale of investments and foreign currency	23,625,420	19,627,576
Net change in unrealized appreciation (depreciation)	46,637,987	(48,826,278)
Net increase (decrease) in net assets resulting from operations	71,681,092	(26,366,079)
Total dividends and distributions	(21,098,680)	(32,027,478)
Fund share transactions:
Proceed from merger (see Note 9)	186,394,040	—
Shares sold	(55,198,890)	7,594,005
Shares issued to holders in reinvestment of dividends	20,328,860	30,439,280
Shares redeemed	(31,277,834)	(34,536,336)
Net increase	120,246,176	3,496,949
Net increase (decrease) in net assets	170,828,588	(54,896,608)
Net Assets:
Beginning of period	258,842,891	313,739,499
End of period	$429,671,479	$258,842,891

The Accompanying Notes are an Integral Part of these Financial Statements.

14	April 30, 2023

The Tocqueville Trust

Notes to Financial Statements

1.	ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of one fund, the Tocqueville Fund (the “Fund”). The Tocqueville Fund is an open-end management investment company. The Tocqueville Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of United States issuers.

On November 17, 2022 the Tocqueville Fund acquired all the net assets of the Tocqueville Opportunity Fund and Tocqueville Phoenix Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statement. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services—Investment Companies.”

a)   Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and ask prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at net asset value (“NAV”). Fixed income securities, such as corporate bonds, convertible bonds and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Fund’s NAV. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Fund’s NAV. Events affecting the value of such securities held by the Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the NAV. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Semi-Annual Report	15

Cash and cash equivalents may exceed federal insurance limits. Money market deposit accounts are considered cash equivalents and reflected at cost.

Investment transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)    Restricted and illiquid securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)    Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

●	Level 1 - Quoted prices in active markets for identical securities.

●	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments—including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts—which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2.

16	April 30, 2023

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Fixed income securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2.

Options are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day, the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees and may be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Semi-Annual Report	17

The following is a summary of the inputs used, as of April 30, 2023, involving the Fund’s assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund*
Assets
Common Stocks	$400,022,220	$—	$—	$400,022,220
Real Estate Investment Trust (REIT)	5,234,250	—	—	5,234,250
Money Market Fund	21,144,982	—	—	21,144,982
Total Assets	$426,401,452	$—	$—	$426,401,452

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on as needed basis, or at least annually to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

The Fund did not hold any investments during the period ended April 30, 2023, with significant unobservable inputs which would be classified as Level 3.

d)    Derivative Instruments and Hedging Activities

The Fund’s Adviser may use derivative instruments, such as purchased and written options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly knows as the “strike price”).

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call or put option is exercised, the premium is added or subtracted, respectively, from the proceeds or cost basis, respectively, to the related transaction of the underlying security. The Fund, as writers of an option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.

18	April 30, 2023

Derivatives Risk

The risks of using the types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options does not create leverage in the Fund. The Fund did not transact in written options during the period ended April 30, 2023.

e)     Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Fund has engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. The Fund is exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Fund recognizes a realized gain or loss.

Semi-Annual Report	19

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

f)     Shareholder transactions and distributions

Shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)     Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

h)     Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

i)     Coronavirus (“COVID-19”) and Global Health Event Risk

COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. Throughout the world, the outbreak of COVID-19 has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and financial health of individual companies in significant and unforeseen ways.

20	April 30, 2023

j)     Market Risk

The market value of a security the Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations of inflation), deflation (or expectations of deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

k)     Political Risks Relating to Russia’s Invasion of Ukraine

Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction. The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

l)      Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities. Since the beginning of 2021, inflation in the U.S. has risen at its highest rate in four decades. Inflation may reduce the intrinsic value of an investment in the Fund.

Semi-Annual Report	21

m)     Subsequent events evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, that necessitated disclosure and/or adjustments.

3.	FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2022, or for any other tax years which are open for exam. As of October 31, 2022, open tax years include the tax years ended October 31, 2019 through 2022. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Fund did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code necessary to qualify as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended October 31, 2022, the following table shows the reclassifications made:

	Distributable
	Earnings	Paid In Capital
Tocqueville Fund	$(1,572,243)	$1,572,243

The permanent differences primarily relate to the usage of deemed distributions for tax purposes.

22	April 30, 2023

As of October 31, 2022, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

Tocqueville
Fund
Tax cost of Investments	$112,502,298
Unrealized Appreciation	$148,063,918
Unrealized Depreciation	(1,736,630)
Net unrealized appreciation (depreciation)	146,327,288
Undistributed operating income	2,383,863
Undistributed long-term gains	18,478,346
Distributable earnings	20,862,209
Other accumulated gain/(loss)	—
Total distributable earnings	$167,189,497

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and straddle loss defferals.

The tax character of distributions paid during the years ended October 31, 2022 and 2021 was as follows:

	October 31, 2022
	Ordinary	Long Term
	Income	Capital Gain	Total
Tocqueville Fund	$1,292,985	$30,734,493	$32,027,478

	October 31, 2021
	Ordinary	Long Term
	Income	Capital Gain	Total
Tocqueville Fund	$1,693,360	$7,540,416	$9,233,776

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax years ended October 31, 2022 and 2021.

For the fiscal year ended October 31, 2022, the Fund deferred, on a tax basis, late year losses of $562,068.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion.

Semi-Annual Report	23

With respect to The Tocqueville Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Tocqueville Fund’s total annual operating expenses do not exceed 1.20%, of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). Prior to October 1, 2022, the Tocqueville Fund had an expense limit of 1.25%. The Expense Limitation Agreements will remain in effect until March 1, 2024, for the Fund. For the Period ended April 30, 2023, the Adviser waived $282,261 of the advisory fee for The Tocqueville Fund. Such amounts is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, the Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each Fund; 0.13% on the next $600 million of the average daily net assets of each Fund; and 0.12% on all the average daily net assets of each Fund over $1 billion. For the Period ended April 30, 2023, the Adviser made $107,767 in payments to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Tocqueville Fund, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, the Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund for period ended April 30, 2023 was, $3,300.

5.	CAPITAL SHARE TRANSACTION.

Transactions in capital shares for the Fund were as follows:

	For the
	Six Months
	Ended	For the Year
	April 30, 2023	Ended
	(Unaudited)	October 31, 2022
The Tocqueville Fund	Shares	Shares
Shares sold	4,653,639	180,533
Shares issued to holders in reinvestment dividends	518,593	669,731
Shares redeemed	(790,769)	(789,519)
Net increase	4,381,463	60,745

24	April 30, 2023

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2023, are summarized below.

Tocqueville
Fund
Purchases:	$55,466,575
Sales:	$90,779,976

7.	LINE OF CREDIT

The Tocqueville Trust has a line of credit (the “Line”), which is uncommitted, in the amount of $50,000,000, 10% of The Tocqueville Fund’s gross market value, or 33.33% of the fair value of a Fund’s investments, whichever is less, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The Line matures, unless renewed, on January 16, 2024. Interest is charged at the greater of 0.00% and the prime rate minus 0.50%. The interest rate as of for the period ended April 30, 2023, was 6.50%. The average interest rate during the period ended April 30, 2023, was 6.50%. During the period ended April 30, 2023, The Tocqueville Fund’s maximum borrowing was $45,000 and average borrowing was $366.

8.	LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser, officers of the Trust and an independent member of the Trust’s Board of Trustees. The Fund’s Board of Trustees has approved the designation of the Program Administrator to oversee the LRMP. The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and reclassification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions. During the period covered by the report, it was determined that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Semi-Annual Report	25

9.	REORGANIZATION

On November 18, 2022, The Tocqueville Fund (the “Acquiring Fund”) acquired all the net assets of The Tocqueville Opportunity Fund and The Tocqueville Phoenix Fund (the “Acquired Funds”). Pursuant to an Agreement and Plan of Reorganization approved by shareholders on November 15, 2022, in a special meeting. The purpose of the transaction was to combine the three funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,544,733 shares of the Acquiring Fund (valued at $186,394,040) for all 8,356,590 shares of the Acquired Funds at the close of business November 17, 2022. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Funds’ net assets at that date were $186,394,041. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $267,574,191. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $453,968,232. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. 100% of the costs associated with the Plan of Reorganization were paid by the Adviser.

Assuming the acquisition had been completed on November 1, 2022, the beginning of the annual reporting period of the Acquiring Fund, the Acquired Funds’ pro forma results of operations for the period ended April 30, 2023, are as follows:*

Net Investment Gain: 2,803,263

Net Realized Gain on Investments: 50,434,095

Net Unrealized Depreciation on Investments: (9,343,806)

Net Increase in Net Assets Resulting from Operations: 43,893,552

*       This information is unaudited.

26	April 30, 2023

ADDITIONAL INFORMATION (UNAUDITED)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

George Cooke Year of Birth: 1952	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2020	Business Development, Tocqueville Capital Management, June 2015 – April 2020.	1	None

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Independent consultant on strategy, leadership and philanthropy, 2018 – present; Chief Development Officer, Woods Hole Oceanographic Institution, February 2016 – 2018.	1	Director, Bioqual, Inc., July 1992 – present.

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	1	President, American Overseas Memorial Day Association, 1998 – present; Trustee, Salisbury School, 2005 – present; Director, American Friends of Bleraucourt, 1992 – present; President, Little Baby Face Foundation, March 2015 – present.

Semi-Annual Report	27

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Jeff Zatkowsky Year of Birth: 1970	Treasurer	Indefinite Term, Since 2021	Controller / Treasurer of Tocqueville Asset Management from February 2021 to present; CFO, SMT Financial Corp., December 2019 – February 2021; Controller, Summit Financial Corp., August 2014 – November 2019.	N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	Chief Executive Officer, President and Chief Investment Officer, Tocqueville Asset Management; Director, Tocqueville Management Corporation, General Partner, Tocqueville Asset Management L.P. and Tocqueville Securities L.P., January 1994 to present.	1	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018	Deputy Chief Compliance Officer, Tocqueville Securities, L.P. from August 2011 to present; Deputy Chief Compliance Officer, Tocqueville Asset Management from August 2011 to present. Anti-Money Laundering Compliance Officer to both entities from March 2018 to present.	N/A	N/A

28	April 30, 2023

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Human Resources of Tocqueville Management Corp. from January 2018 to present; Director of Office Services of Tocqueville Asset Management from June 2015 to present; Operations Director of the Tocqueville-Delafield Group from September 2009 to December 2022.	N/A	N/A

Charles Martin Year of Birth: 1988	Chief Compliance Officer	Indefinite Term, Since 2020	Managing Director, Vigilant Compliance, LLC, 2012 – present.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

Semi-Annual Report	29

2.	PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.	SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

4.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022, was as follows:

Tocqueville Fund	100.00%

For the year ended October 31, 2022, the Fund designated the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Tocqueville Fund	0.00%

30	April 30, 2023

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Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC doing business as
U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman

George Cooke

Charles F. Gauvin

James W. Gerard

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ SEMI-4-30-23

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Trust

By (Signature and Title)*      /s/ Robert Kleinschmidt
Robert W. Kleinschmidt, President

Date        July 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Robert Kleinschmidt
Robert W. Kleinschmidt, President

Date        July 5, 2023

By (Signature and Title)*      /s/ Jeff Zatkowsky
Jeff Zatkowsky, Treasurer

Date        July 5, 2023

* Print the name and title of each signing officer under his or her signature